Exhibit 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Interactive Corporation, a Delaware corporation, hereby appoints ROBERT E. DOLAN and JOHN FIKRE true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Lynch Interactive Corporation for the fiscal year ended December 31, 2000, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date set forth below.


DATE: March 25, 2004                                   /s/ Morris Berkowitz
                                                       --------------------
                                                       Morris Berkowitz

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Interactive Corporation, a Delaware corporation, hereby appoints ROBERT E. DOLAN and JOHN FIKRE true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Lynch Interactive Corporation for the fiscal year ended December 31, 2003, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date set forth below.


DATE: March 25, 2004                              /s/ Paul J. Evanson
                                                  ---------------------
                                                  Paul J. Evanson

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Interactive Corporation, a Delaware corporation, hereby appoints ROBERT E. DOLAN and JOHN FIKRE true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Lynch Interactive Corporation for the fiscal year ended December 31, 2003, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date set forth below.


DATE: March 25, 2004                     /s/ John C. Ferrara
                                         ---------------------
                                         John C. Ferrara

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Interactive Corporation, a Delaware corporation, hereby appoints ROBERT E. DOLAN and JOHN FIKRE true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Lynch Interactive Corporation for the fiscal year ended December 31, 2003, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date set forth below.


DATE: March 25, 2004                     /s/ Marc J. Gabelli
                                         -------------------
                                         Marc J. Gabelli

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Director, Vice Chairman of the Board and Chief Executive Officer (Principal Executive Officer), of LYNCH INTERACTIVE CORPORATION, a Delaware corporation, hereby appoints ROBERT
E. DOLAN and JOHN FIKRE true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including Director, Vice Chairman of the Board and Chief Executive Officer (Principal Executive Officer)), to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Lynch Interactive Corporation for the fiscal year ended December 31, 2003, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date set forth below.


DATE: March __, 2004                               /s/ Mario J. Gabelli_
                                                   --------------------
                                                   Mario J. Gabelli

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Interactive Corporation, a Delaware corporation, hereby appoints ROBERT E. DOLAN and JOHN FIKRE true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Lynch Interactive Corporation for the fiscal year ended December 31, 2003, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date set forth below.


DATE: March 25, 2004                            /s/ Daniel R. Lee
                                                -----------------
                                                Daniel R. Lee

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Interactive Corporation, a Delaware corporation, hereby appoints ROBERT E. DOLAN and JOHN FIKRE true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Lynch Interactive Corporation for the fiscal year ended December 31, 2003, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date set forth below.


DATE: March 25, 2004                     /s/ David C. Mitchell
                                         ------------------------
                                         David C. Mitchell

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Interactive Corporation, a Delaware corporation, hereby appoints ROBERT E. DOLAN and JOHN FIKRE true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission the Annual Report on Form 10-K of Lynch Interactive Corporation for the fiscal year ended December 31, 2003, including any and all amendments thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand On the date set forth below.


DATE: March 26, 2004                     /s/ Salvatore Muoio
                                         ----------------------
                                         Salvatore Muoio